Exhibit 99.1
NEWBRIDGE BANCORP NASDAQ: NBBC Keefe, Bruyette & Woods Boston, Massachusetts March 28, 2011 www.newbridgebank.com

Forward Looking Statements Information in this presentation may contain forward looking statements. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Forward looking statements are often characterized by the use of qualifying words such as “expects,” “anticipates,” “believes,” “estimates,” “plans,” “projects,” or other statements concerning opinions or judgments of the Company and its management about future events. The accuracy of such forward looking statements could be affected by factors including, but not limited to, the financial success or changing conditions or strategies of the Company’s customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel, or general economic conditions. Additional factors are discussed in the Company’s filings with the SEC, including without limitation, Forms 10-K, 10-Q and 8-K. NewBridge Bancorp undertakes no obligation to revise these statements following the date of this presentation.

NBBC Overview Recent Performance Loan Portfolio Analysis Outlook Summary

Corporate Profile Headquarters: Greensboro, NC Ticker:NBBC Assets:$1.8 billion Branch locations: 30* Tangible book:$6.79 per share Price to tangible book: 69% Common equity to assets: 6.14% Risk weighted capital: 13.13% As of December 31, 2010. *On December 21, 2010, NewBridge Bank announced it had entered into an agreement to sell its Harrisonburg, VA operations.

Corporate Profile Branch Locations* Piedmont Triad — NC 27 Coastal — NC 3 30 *On December 21, 2010, NewBridge Bank announced it had entered into an agreement to sell its Harrisonburg, VA operations.

Background NewBridge Bancorp Formed July 2007 from a merger of equals - Two mature franchises in proximate location of NC’s third largest MSA - Strong core deposits with an opportunity to expand market share New management team overcoming challenges - Legacy organizations lacked uniform credit culture and defined performance culture - Bank locations were not positioned to serve the financial districts of the MSA - Largest market share competitor experienced a liquidity crisis

Leadership LIVING our Guiding Principles FOCUSING on our Vision and Mission EXECUTING our Strategic, Operating and Profit Plans Pressley A. Ridgill, CPA, CFP® (58) President and Chief Executive Officer 35 years of banking and financial services experience Ramsey K. Hamadi, CPA, MBA (41) Executive Vice President and Chief Financial Officer 19 years of banking and financial services experience David P. Barksdale (46) Executive Vice President and Chief Banking Officer 20 years of banking experience William W. Budd, Jr. (48) Executive Vice President and Chief Credit Officer 25 years of banking experience Robin S. Hager (48) Executive Vice President and Chief Resource Officer 26 years of banking experience Pictured (from left to right): Robin Hager, Wes Budd, Pressley Ridgill (center), David Barksdale and Ramsey Hamadi.

Significant Accomplishments Profitable in each of the last five quarters Charged off $115 million, or 7%, of loans and OREO since 2007 Reduced branches from 42 to 30* Reduced staff from 690 to 481 Improved core efficiency from 85% to 67% Increased core deposits from 55% to 66% Improved asset liability management practices Developed robust risk management policies and procedures *Includes the pending sale of the Virginia operations announced December 21, 2010.

Branch Planning 2010 Branch Plan — close seven, open two, agreement to sell one Eliminated low performing branches - Costs of closure are generally low due to age of facilities - Commercial growth opportunities are limited in mature rural communities - Reduced overlapping locations - Announced sale of operations in Virginia Annually evaluate the branch footprint for efficiency and growth opportunities Open offices convenient to the commercial districts in: - Greensboro - Winston-Salem - High Point

NBBC Overview Recent Performance Loan Portfolio Analysis Outlook Summary

Full Year 2010 Results Net income totaled $3.4 million Net interest income increased $10.1 million Net interest margin improved 82 basis points to 4.00% Provision for credit losses declined $14.5 million from prior year Nonperforming loans fell 47% from the peak level (excluding TDRs) Core deposits increased 16% for the year Core efficiency improved to 67%

Trends Net Income $2,000 $1,000 $- ($ thousands) $(1,000) $(2,000) $(3,000) $(4,000) $(5,000) $(6,000) $(7,000) Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Provision for Credit Losses $12,000 $10,000 ($ thousands) $8,000 $6,000 $4,000 $2,000 $- Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Total Risk Based Capital 14.00% 13.00% 12.00% 11.00% 10.00% 9.00% Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10 Net Interest Margin 4.50% 4.00% 3.50% 3.00% 2.50% Q1 09 Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10 Q4 10

Managing Net Interest Margin NIM increased 82 basis points to 4.00% for 2010 - Maintained disciplined loan pricing strategies - Interest rate floors, pricing on yield curve - Courage and confidence to price according to risk - Continued our core deposit relationship strategies over the last year - Incentives shifted to core deposits from single service time deposits - Deposit costs decreased 106 basis points - Time deposits reduced $179 million - Core deposits increased $132 million - Improved asset liability management practices

Growing Core Deposits December 2010 December 2009 DDADDA Time 11% Time 10% Deposits Deposits 34% 45% NOW, Savings & NOW, Savings & Money Market Money Market 55% 45% DDA Now, Savings & Money Market Time Deposits DDA Now, Savings & Money Market Time Deposits

Non-Interest Income Investment Services, Trust, Mortgage Banking and Private Banking Investment and Trust Services restructured to become Wealth Management - Addition of a new wealth management executive, senior investment strategist and trust operations manager (March 7, 2011) - Growth of $39 million in Trust assets, or 50%, since that time - Investment Services revenues increased 22% over prior year - NewBridge Bank ranked #17 nationally within Raymond James Investment Services Bradford Mortgage acquisition (December 2009) resulting in a 262% increase in mortgage revenues over prior year Growth in mortgage revenue and investment fees have offset modest declines in deposit fee income Private Banking initiative launched (late 2009)

Controlling Non-Interest Expense Efficiency, net of OREO related expense, improved from 84% in 2009 to 67% in 2010 Implemented disciplined Profit Plan accountability Lowered 2010 non-interest expense $5.0 million August 2010 core processing system conversion — Significant expense savings — Increased functionality Franchise Validation Plan developed and implemented Investing in sales staff - Reduced branches from 42 at merger to 30* - Reduced staff from 690 at merger to 481 *On December 21, 2010, NewBridge Bank announced it had entered into an agreement to sell its Harrisonburg, VA operations.

NBBC Overview Recent Performance Loan Portfolio Analysis Outlook Summary

Improving Asset Quality - Nonperforming loans, net of TDRs, declined 47% from June 2009 peak - NPAs and total past dues peaked in February 2010 - 30-89 day past dues are down 29% since February 2010 peak - AD&C portfolio has contracted $32 million, or 19%, year over year - NBBC is materially below the FFIEC high CRE concentration definition - Texas Ratio*: 59% at December 2009 57% at December 2010 * Texas ratio equals nonperforming assets divided by the sum of tangible common equity and allowance for credit losses.

Loan Composition December 2010 16% 40%6% 6% 4% 28%* Commercial income producing Rental 1-4 Commercial construction and A&D/raw land Residential construction and lots/A&D C and I* Consumer *Includes owner occupied R/E of $198.0 million.

AD&C Portfolio Mix ($in millions) December 2010 $12.8$15.3 $3.2 $23.9 $29.4 $49.2 Residential construction — builder spec Residential construction — pre-sold Residential A&D Commercial construction Commercial raw land Acquisition & development — commercial Total AD&C Portfolio: $133.8 million

Income Producing CRE by Collateral Type ($in millions) December 2010 $13.9 $28.6 $4.8 $46.2 $17.5 $26.0 $40.2 $37.6 Residential rental C-store Hotel/motel Industrial Office Retail Special purpose/other Restaurant Total Including Producing Portfolio: $214.8 million

Nonperforming Asset Trends Nonaccruing Loans, TDR and OREO $95 $85 $75 ($millions)$65 $55 $45 $35 $25 $15 Q1 09Q2 09 Q3 09 Q4 09 Q1 10 Q2 10 Q3 10Q4 10 Nonaccruing loans Troubled debt restructured loans OREO

Impaired and Potential Problem Loans December 31, 2010 September 30, 2010 December 31, 2009 Loans evaluated for impairment $38,303 $40,621 $46,122 Other nonperforming loans 12,282 11,399 12,107 Total nonperforming loans 50,585 52,020 58,229 Other potential problem loans 110,924 118,067 66,725 Total impaired and potential problem loans $161,509 $170,087 $124,954

Impaired and Potential Problem Loans ($in millions) December 2010 By Purpose By Market $23.4$29.1 $12.3 $21.0 $34.3 $29.5 Residential AD&C Commercial AD&C Commercial real estate Commercial owner occupied 1-4 Family Commercial & industrial $10.4 $37.1 $42.6 $4.8 $21.9$32.8 Coastal Credit admin Forsyth/Stokes GSO/Ala/Rock Lex/HP/Tville Virginia Total impaired and potential problem loans: $149.6 million

Migration of Potential Problem Loans Substandard Doubtful $180 $160 $140 $40 $120 ($ millions) $100 ($ millions) $80 $20 $60 $40 $20 $0 $0 Jan Feb March April May June July Aug Sept Dec Jan Feb March April May June July Aug Sept Dec

ALLL Analysis — Charged off $115 million of loans and OREO since 2007 — Impaired loans have been written down 21% as of Q4 2010 — ALLL to total loans is 2.15% as of Q4 2010 — UBPR Peer percentage — 2.12% - 95% of ALLL is in general reserves - $28.8 million ALLL covers projected charge-offs by 1.50x

Risk Management Infrastructure - Internal loan review reports to Board Credit Committee - External loan review engaged by Board Credit Committee - Appraisal/valuation function is independent from production - Centralized construction administration - Centralized retail and small business underwriting - Fully automated commercial loan origination platform - Loan concentration parameters set at market level and product level

NBBC Overview Recent Performance Outlook Summary

Outlook Increased profit on a smaller balance sheet Credit related costs expected to decline Net interest margin stable at 4% Credit improvement has relieved pressure to raise capital - TARP repayment is not a near-term priority - Time will provide investors with greater clarity regarding value of NBBC - Strategic acquisitions could necessitate capital raise Measured investment in profitable business lines Continued focus on cost management culture Prepared to be an opportunistic/strategic acquirer

NBBC Overview Recent Performance Outlook Summary

Summary Thriving community bank with critical mass Improving asset quality Gaining deposit share in an attractive MSA Talented management team No immediate capital needs Pursuing organic and acquired growth opportunities Trading at a discount to tangible book value

NEWBRIDGE BANCORP NASDAQ: NBBC Keefe, Bruyette & Woods Boston, Massachusetts March 28, 2011 www.newbridgebank.com